ARTICLES OF ASSOCIATION

                                       OF

                         GUANGXI GUANGHE METALS CO, LTD.



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                                   CHAPTER I
                               GENERAL PROVISIONS

                                   ARTICLE 1

Pursuant to the Law of the People's Republic of China on Sino-Foreign Co-Operative Enterprises and other relevant Chinese laws and regulations, on the basis of the principles of equality and mutual benefit, HECHI INDUSTRIAL CO. LTD. a company organized and existing under the laws of the People's Republic of China (hereafter referred to as "PARTY A") and BIOGAN INTERNATIONAL INC. a limited liability company organized and existing under the laws of the State of Delaware of the United States of America (hereafter referred to as "PARTY B" ) after friendly consultations singed a joint venture contract (hereinafter referred to as the "CONTRACT") for the establishment of GUANGXI GUANGHE METALS CO. LTD. (hereinafter referred to as the Cooperative Joint Venture Company") of the Articles of Association of the Cooperative Joint Venture Company are formulated as follows.

                                   ARTICLE 2

The name of the Cooperative Joint Venture Company shall be [Chinese characters] in Chinese, and HECHI GUANGHE METALS CO. LTD. in English.

The legal address of the Cooperative Joint Venture Company shall be: No. 386, Xinjian Road, Hechi, Guangxi, the People' s Republic of China

                                   ARTICLE 3

The Cooperative Joint Venture Company shall be a limited liability co-operative enterprise with the liability of the Cooperative Joint Venture Company being limited to the registered capital of the Cooperative Joint Venture Company. It shall have the status of a Chinese legal person and be subject to the jurisdiction and protection of Chinese law. All its activities must comply with the published laws, decrees and pertinent rules and regulations of the People' s Republic of China. The liability of each party to the Cooperative Joint Venture (hereinafter referred to collectively as the "PARTIES" and individually as "PARTY" ) shall be limited to the amount of each Party' s respective subscription to the registered capital and no Party shall have any liability to the Cooperative Joint Venture Company or to any third party severally or jointly in excess of such amount.

                                   ARTICLE 4

After the Cooperative Joint Venture Company has been approved by the examination and approval authority, it shall be registered with the Hechi Administration Administration for Industry and Commerce. It shall practice independent accounting, assume sole responsibility for its profits and losses, and operate independently.


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                                   CHAPTER II
                               SCOPE OF OPERATION

                                   ARTICLE 5

The scope of operation of the Cooperative Joint Venture Company shall be:

         (1) Exploration, selection, smelting and sales of mineral products and by-products;

         (2) Manufacturing and sales of metal materials and non-metal materials, raw coal, coke, machinery and electronic equipment and chemical products;

         (3)      Delivery service by motor vehicle;

         (4)      Installation of water and electric equipment;

         (5)      Research, development and sales of hi-tech products; and

         (6)      Research, development and sales of medical products.


                                  CHAPTER III
                     TOTAL INVESTMENT AND REGISTERED CAPITAL

                                   ARTICLE 6

The total investment amount of the Cooperative Joint Venture Company shall be US$25,000,000.

The total registered capital of the Cooperative Joint - Venture Company shall be US$10,000,000, and shall be contributed by the Parties in the following proportions:

Party A:          US$800,000

Party B:          US$9,200,000

                                   ARTICLE 7

The registered capital of the Cooperative Joint Venture Company can be adjusted by the Board of the Cooperative Joint Venture Company at an appropriate time.

                                   ARTICLE 8

The Cooperative Joint Venture Company shall have the power to borrow any funds needed in addition to the registered capital and to mortgage its properties in relation thereto.

                                   ARTICLE 9

No Party shall assign or otherwise dispose of all or part of its interest in the Cooperative Joint Venture Company to the other Parties or a third party without first obtaining the unanimous approval of the Parties through a resolution of the Board of Directors and the approval of the original examination and approval authority.

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However, any Party may freely assign its interest in the Cooperative Joint
Venture Company to its own affiliate without first obtaining the consent of the other Parties or giving the other Parties a right of first refusal, but subject to the giving of a written notice to the Board of Directors for the record. An affiliate for the purpose of this Article means the parent company of the Party and said parent company' s wholly owned subsidiaries and any company that is a wholly owned subsidiary of such Party. Such assignment shall be reported to the original examination and approval authority for approval.

Subject to the requirements of the first paragraph of this Article, a Party ( "THE SELLING PARTY" ) to this Contract may sell, transfer, assign, or otherwise dispose of the whole or any part of its interest in the Cooperative Joint Venture Company to a third party only after giving notice in wring (herein referred to as the "OFFER NOTICE" ) to the other Party to this Contract ( "THE NON-SELLING PARTY" ), notifying the Non-Selling Party of its intention to sell, transfer, assign or otherwise dispose of the whole or part of its interest in the Cooperative Joint Venture Company (the "OFFERED SHARES" ), and specifying details of the transaction including the name and address of the third party to whom it intends to offer to sell the Offered Shares involved in the transaction or transactions, the price, and any other terms and conditions relating to the proposed sale. The Offer Notice shall include an offer to sell a portion of the Offered Shares to each of .the Non-Selling Parties. The percentage of the Offered Shares to be offered to any one of the Non-Selling Party shall be computed as follows:

                  Percentage interest of Non-Selling Party in the Profit Distributions of the Cooperative Joint Venture Company / Total Percentage interest of all Non-Selling Party in the Profit Distributions of the Cooperative Joint Venture Company

The Offer contained in the Offer Notice shall be on terms and conditions no less favorable than those to be offered to the third party, and shall require each Non-Selling Party to accept the offer within thirty (30) days of the date thereof in writing whereupon:

         (a) A Non-Selling Party who receives an Offer Notice may, within thirty (30) days of the date of the Offer Notice, by notice in writing to the Selling Party (hereinafter referred to as the "ACCEPTANCE NOTICE" ), confirm its articles of Association acceptance of the Offer. The closing date for the acquisition shall be fifteen (15) days after the date of the Acceptance Notice.

         (b) To the extent that a Non-Selling Party fails to purchase all or a portion of the Offered Shares it is entitled to purchase, then the Selling Party shall, in an additional Offer notice offer such unpurchased Offered Shares ("THE UNPURCHASED OFFERED SHARES" ) to the other Non-Selling Party in equal lots (or if there is only one other Non-Selling Party, then all of the Unpurchased Offered Shares shall be offered to that Party) on the same terms as and pursuant to the procedures provided above.

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         (c)      In the event that any Offered Shares remain unpurchased after the expiration of thirty (30) days (the "EXPIRATION DATE" ) from the date of the last Offer Notice required to be given above, then the Selling Party may sell the shares specified in the Offer Notice to the third party or third parties concerned at such price and upon such terms and conditions as shall not be more favorable to such third party or parties than those contained in the Offer Notice.

         (d) If the Selling Party shall not dispose of the Offered Shares or any portion thereof by the tenth calendar day following the Expiration Date, then the Selling Party shall continue to hold such Shares subject to the provisions of this Article.

In the case of an assignment of all or part of the interest of any of the Parties in the Cooperative Joint Venture Company, the assignee shall be bound by the terms and conditions of this Contract to the same extent as was the assignor.

                                   ARTICLE 10

Any increase or assignment of the registered capital of the Cooperative Joint Venture Company, alteration in the amount of registered capital or any substitution of the Parties shall, after approval by the Board of Directors and the examination and approval authority, be registered with the Hechi Administration for Industry and Commerce.

                                   CHAPTER IV
                             THE BOARD OF DIRECTORS

                                   ARTICLE 11

The Board of Directors shall comprise five (5) directors:

Two (2) directors shall be appointed by Party A and three (3) directors shall be appointed by Party B.

One director appointed by Party B shall be the Chairman of the Board of Directors. There shall be one Vice-Chairman appointed by Party A. The Chairman of the Board shall be the legal representative of the Joint Venture Company.

                                   ARTICLE 12

The directors, Chairman and Vice Chairman shall each serve a term of office of four (4) years and may serve consecutive terms if reappointed by the Party which made the original appointment.

                                   ARTICLE 13

The Parties shall conduct consultations prior to appointment of said Chairman and Vice Chairman.

                                   ARTICLE 14

The Chairman of the Board of Directors shall call and preside over meetings of the Board of Directors. In the event that the Chairman of the Board of Directors cannot perform his/her duties for any reason, he/she may temporarily authorize in writing the Vice Chairman or any other director to act as his/her representative. Should any director be unable to attend a meeting of the Board of Directors, he may authorize a representative by written proxy to attend such meeting. Such representative shall enjoy the rights of such directors.

                                   ARTICLE 15

The Board of Directors shall be the highest authority of the Cooperative Joint Venture Company. It shall decide all major issues concerning the Cooperative Joint Venture Company. Resolutions involving the following matters shall only be adopted by the unanimous affirmative vote of all members of the Board of
Directors:

         (1) the amendment of the Articles of Association of the Cooperative Joint Venture Company;

         (2) the suspension of production, early termination and dissolution of the Cooperative Joint Venture Company;

         (3) the increase or assignment of the registered capital of the Cooperative Joint Venture Company;

         (4) the merger of the Cooperative Joint Venture Company will other economic organizations;

         (5)      the termination of the Cooperative Joint Venture Company;

         (6) the appointment of the auditor for the Cooperative Joint Venture Company;

                                   ARTICLE 16

All other matters to be resolved by the Board of Directors, including but not limited to the following matters, shall be adopted upon the affirmative vote of four (4) directors provided that at least on director appointed by each of the Parties hereto votes in favor of the resolution:

(1) decisions on and approval of important reports submitted by the General Manager;

(2) Approval of the Cooperative Joint Venture Company's cost budget for construction and purchases of equipment;

(3) Approval of all annual production, product distribution plans and business reports, as well as annual operating budgets, including financial statements, cash flow, working capital and capital expenditures, marketing and advertising total expenditure amount, annual profit distribution and remedies for losses;

(4) Adoption of important rules and regulations of the Cooperative Joint Venture Company including wages, reward and punishment methods, welfare benefits and the employment and dismissal of staff and workers;

(5) Decisions to establish branch organizations of the Cooperative Joint Venture Company;

(6) Decisions on borrowing and lending, guarantees, mortgaging and other financing arrangements of the Cooperative Joint Venture Company;

(7) Decisions on the proportion to be set aside for the reserve fiend, the staff and workers' bonus and welfare fund and the enterprise development fund of the Cooperative Joint Venture Company;

(8) Decisions on the alteration of the Cooperative Joint Venture Company' s production scale, renovation of equipment and new product types;

(9) Examination and approval of all unbudgeted purchases and expenditure for which no offset is provided within the operating budget;

(10) Deciding on appointment of the General Manager, Deputy General Manager, Operations Manager, Finance Manager and Deputy Finance Manager and on their functions and powers, remuneration, social insurance and welfare benefits;

(11) Decisions on the liquidation of the Cooperative Joint Venture Company upon its expiration or early termination;

(12) Approval of work rules for the General Manager and Deputy General Managers and the chart of authority for the management organization;

(13) Establishing the date of the Parties' contribution to the Cooperative Joint Venture Company' s registered capital;

(14)     Approval of the annual distribution of profits to the Parties.

                                   ARTICLE 17

The Board of Directors shall convene at least two (2) meetings every year. Such meetings shall in principle be held at the place where the Cooperative Joint Venture Company is located, and may also be held alternately at places where the Parties agree The quorum to be present at a meeting of the Board of Directors shall be four (4) directors, which must include one (1) director appointed by each Party. Any resolution adopted at a meeting of the Board of Directors with less than the quorum referred to in the preceding sentence shall be invalid. .

Expenses incurred by the directors in attending meetings of the Board of Directors shall be paid by the Cooperative Joint Venture.

Upon the request of one-half or more of the directors, the Chairman may, after consulting with the Vice Chairman, convene an interim meeting of the Board of Directors.

In lieu of a meeting of the Board of Directors, a written resolution may be adopted by the Board of Directors if such resolutions sent to all members of the Board of Directors and affirmatively signed and adopted by the number of directors who could adopt such resolution at a duly convened meeting of the Board of Directors pursuant to the relevant provisions hereof; provided, however that at least one (1) director appointed by each of the Parties must affirmatively sign such resolution.

                                   ARTICLE 18

Should any director be unable to attend a meeting of the Board of Directors, he/she may authorize a representative by written proxy to attend such meeting. Such representative shall enjoy the rights of such director. In the event that no representative is appointed by the absent director to attend a meeting of the Board of Directors, the absent director shall be deemed to have waived his right to vote in such meeting.

Any director who fails to attend, in person or by proxy, at two (2) consecutive duly called meetings of the Board of Directors shall be removed from the Board of Directors automatically and the size of the Board of Directors shall be reduced accordingly. In such event, the Party who originally nominated the removed director may request that the size of the Board of Directors be increased to its prior size and may nominate a replacement director at the next duly called meeting of the Board of Directors at which a quorum is present.

                                   ARTICLE 19

Detailed written minutes shall be made for each meeting of the Board of Directors. After such minutes have been signed and approved by all directors or proxies who attended the meeting, they shall be kept on file by the Cooperative Joint Venture Company. Minutes of the meetings shall be kept in Chinese and English.

                                   ARTICLE 20

Directors shall not be paid a salary by the Cooperative Joint Venture Company; however, this provision shall not prevent the Cooperative Joint Venture Company from paying salaries to employees who serve as directors.

                                   CHAPTER V
                      OPERATION AND MANAGEMENT ORGANIZATION

                                   ARTICLE 21

The Cooperative Joint Venture Company shall establish an operation and management organization that shall be responsible for the production, distribution and sales as well as the day-to-day management work of the Cooperative Joint Venture Company. The operation and management organization shall have one General Manager, one Finance Manager, one Operations Manager, one Deputy General Manager and one Deputy Finance Manager. Each of the aforesaid managers shall be recommended by Party A and appointed by the Board of Directors and their respective terms of office shall be four (4) years. Consecutive terms may be served upon reappointment. The Parties shall conduct consultations prior to recommending the aforesaid management personnel.

                                   ARTICLE 22

The General Manager shall have responsibility for organizing the management and operations work of the Cooperative Joint Venture Company and implementing the resolutions of the Board of Directors.

                                   ARTICLE 23

In the event of graft or serious breach of duty on the part of the General Manager, the Deputy General Managers or any of the other senior managers of the Cooperative Joint Venture Company, they may be replaced at any time subject to the decision of a meeting of the Board of Directors.

The General Manager, Deputy General Managers and other senior management personnel shall not have concurrent employment with any other economic entity, nor shall they participate in any form of economic competition with the Cooperative Joint Venture Company.

                                   ARTICLE 24

The concrete operations of management shall be in accordance with the rules and chart of authority as approved by the Board of Directors for the General Manager and Deputy General Managers.

                                   ARTICLE 25

Important documents concerning the business and operational activities of the Cooperative Joint Venture Company shall only be effective after they have been signed by the General Manager. These important documents are:

(1)      Final budget, final accounts and accounting statements;

(2) Documents relating to major purchases of plant or equipment, major domestic or foreign borrowings, and major expenditures of foreign exchange provided that said documents relate to items authorized by the Board of Directors of the Cooperative Joint Venture Company and are within the chart of authority of the Cooperative Joint Venture Company' s management organization;

(3)      Other major matters specified by the Board of Directors.

                                   ARTICLE 26

The General Manager shall be responsible for the preparation of the annual production plan and budget of the Cooperative Joint Venture Company. The production plan and budget for each fiscal year shall be submitted to the Board of Directors for examination prior to October 1 of the preceding fiscal year and shall include comprehensive detailed information on the following:

(1) the procurement of equipment and other assets of the Cooperative Joint Venture Company;

(2)      the sourcing and application of funds;

(3) plans with respect to the production and sale of the Cooperative Joint Venture Company' s products;

(4) plans with respect to research and development to be conducted for the development of new products;

(5) the repair and maintenance of the properties and equipment of the Cooperative Joint Venture Company;

(6) the estimated income and expenditures of the Cooperative Joint Venture Company for the fiscal year covered by the production plan and budget.

Such plan shall include projected requirements of raw materials, fuel, water, electricity and other utilities, and all other purchases for the following year's production.

The Board of Directors shall complete its examination and approval of the production plan and budget by December 15 of the year in which they are submitted to the Board of Directors and, upon approval, shall file the same with the department in charge of the Cooperative Joint Venture Company. The General Manager shall be responsible for the implementation of the plan and budget, as approved by the Board of Directors.

                                   ARTICLE 27

The terms of employment offered by the Cooperative Joint Venture Company to managerial personnel (including but not limited to salary, benefits, housing and transportation fees) shall be provided with reference to treatment of managers of other Sino-Foreign joint ventures located in Guangxi, People' s Republic of China and decided by the Board of Directors.

                                   CHAPTER VI
                        FINANCIAL AFFAIRS AND ACCOUNTING

                                   ARTICLE 28

The Cooperative Joint Venture Company shall set aside from its after tax profits the reserve fund, the enterprise development fiend and the bonus and welfare fiend for staff and workers in accordance with the stipulations in the Joint Venture Law. The proportion to be set aside annually shall be discussed and decide by the Board of Directors according to the business situations of the Cooperative Joint Venture Company. The total amount set aside for the three funds each year shall be limited strictly to amounts required to fiend the reasonable financial needs of said funds and shall generally not exceed ten percent (10%) of the after tax profit in such year.

                                   ARTICLE 29

The Cooperative Joint Venture Company shall adopt the internationally practiced accrual basis of accounting and the debit and credit method for book keeping, and shall prepare complete, accurate and appropriate financial and accounting books and records in accordance with the Accounting System of the People's Republic of China for Joint Ventures Using Chinese and Foreign Investment and relevant financial systems. The accounting system and procedures to be adopted by the Cooperative Joint Venture Company shall be prepared by the General Manager, the Deputy General Manager responsible for finance, and the Finance Manager. The accounting system and procedures so adopted shall be submitted to the Board of Directors for approval. Once approved by the Board of Directors, the accounting system and procedures shall be filed with the local department of finance and the tax authorities.

                                   ARTICLE 30

The fiscal year of the Cooperative Joint Venture Company shall begin on January 1 and end on December 31 of each year. Monthly, quarterly and annual accounting statements shall be written in both Chinese and English languages and copies shall be provided in a timely fashion to each Party.

                                   ARTICLE 31

The Cooperative Joint Venture Company shall separately open a foreign exchange account and a Renminbi account at a branch of the Bank of China in Hechi or other bank(s) approved by the People' s Bank of China. Checks shall only be valid when they are cosigned by the General Manager and one or more other persons designated by the Board of Directors.

                                   ARTICLE 32

Renminbi shall be used as the unit of accounting by the Cooperative Joint Venture Company in its financial accounting. Profits and earnings of the Parties shall be computed in Renminbi. Except for payments to be made in foreign exchange as otherwise required, payments of the Cooperative Joint Venture Company shall be made in Renminbi. The earning of the staff and workers shall be computed and payable in Renminbi whereas staff members appointed by the Board of Directors to be remunerated in foreign exchange shall be paid in foreign exchange.

                                   ARTICLE 33

The Cooperative Joint Venture Company shall engage an accounting firm registered in China to be its auditor and to examine and verify the financial accounting of the Cooperative Joint Venture Company and to deliver an audit report to the Board of Directors and the General Manager.

If necessary, any Party may engage an auditor at its own expense from China or another country to examine the financial accounting books of the Cooperative Joint Venture Company. The Cooperative Joint Venture Company shall provide the necessary convenience for such examination.

                                   ARTICLE 34

The following items shall be included in the financial accounting books of the Cooperative Joint Venture Company:

(1) the amounts of all cash receipts and expenditure of the Cooperative Joint Venture Company;

(2)      sales and purchases of all supplies of the Cooperative Joint Venture
         Company;

(3) the registered capital and indebtedness of the Cooperative Joint Venture Company;

(4) the schedules of payment, increase and assignment of the registered capital of the Cooperative Joint Venture Company.

                                   ARTICLE 35

The finance department of the Cooperative Joint Venture Company shall prepare the balance sheet, the profit and loss statement and profit distribution plan for the preceding fiscal year within the first three months of each fiscal year. Such balance sheet and profit and loss statement and profit distribution plan shall be submitted to the Board of Directors for adoption after having been examined, checked and signed by the auditor.

                                  CHAPTER VII
                                FOREIGN EXCHANGE

                                   ARTICLE 36

All matters concerning the foreign exchange matters of the Cooperative Joint Venture Company shall be handled in accordance with the Chinese laws and regulations and provisions in the Joint Venture Contract.

Issues concerning the balance of foreign exchange of the Cooperative Joint Venture Company shall be resolved by the Cooperative Joint Venture Company on its own in accordance with the relevant regulations.

                                  CHAPTER VIII
                                    INSURANCE

                                   ARTICLE 37

Various types of insurance of the Cooperative Joint Venture Company shall be purchased from the People' s Insurance Company of China. The types of coverage, the value and the term of insurance shall be discussed and decided at a meeting of the Board of Directors of the Cooperative Joint Venture Company in accordance with the stipulations of the People' s Insurance Company of China.

                                   CHAPTER IX
                                      TAXES

                                   ARTICLE 38

The Cooperative Joint Venture Company shall pay various taxes in accordance with the stipulations of relevant laws and regulations of the People' s Republic of China and shall apply for the various preferential tax treatments given by the State and the local authorities to foreign investment enterprises. In the event that new laws or regulations permit more favorable taxation for foreign investment enterprises, the Cooperative Joint Venture Company shall be entitled to apply for the benefit of the relevant new tax law or regulation.

                                   CHAPTER X
                              PROFIT DISTRIBUTIONS

                                   ARTICLE 39

Profits shall be paid to the Parties from the after tax profits and retained earnings of the Cooperative Joint Venture Company at such times and in such amounts as may be determined by the Board of Directors. Profits of the Cooperative Joint Venture Company shall be distributed to the Parties in the following proportions:

a. Party A shall be entitled to receive a five percent (5%) share of any profit distribution.

b. Party B shall be entitled to receive a ninety-five percent (95%) share of any profit distribution.

To the extent that the foreign exchange reserves of the Cooperative Joint Venture Company are insufficient to pay Party B' s profit distributions in foreign exchange, the Cooperative Joint Venture Company shall assist Party B in processing the conversion of any Renminbi profit distributions to Party B into foreign exchange, in accordance with regulations of the People' s Republic of China concerning foreign exchange control.

                                   ARTICLE 40

Profits of the Cooperative Joint Venture Company may not be distributed in accordance with Article 39 before losses in the preceding fiscal year have been made up. Profits not so distributed in the preceding fiscal year may be combined with the profits in the current fiscal year for profit distribution.

                                   CHAPTER XI
                                LABOUR MANAGEMENT

                                   ARTICLE 41

The General Manager shall formulate plans regarding the employment, dismissal, wages, labor insurance, welfare benefits, rewards and punishments of the staff and workers of the Cooperative Joint Venture Company, which shall be examined and approved by the Board of Directors. Such plans shall be in accordance with the Regulations of the People' s Republic of China on Labor Management in Joint Venture Using Chinese and Foreign Investment and other relevant laws and regulations.

                                   ARTICLE 42

The General Manager shall determine and report to the Board of Director the number of employees needed for the efficient operation of the Cooperative Joint Venture Company.

The Cooperative Joint Venture Company shall publicly recruit its staff and workers. Those candidates who receive the best results in the examination administered by the General Manager or the Deputy General Managers shall be employed on a probationary basis and, after the General Manager determines that an employee has successfully completed the probationary period, the employee, shall be officially employed by the Cooperative Joint Venture Company.

                                   ARTICLE 43

The standards of wages and benefits paid by the Cooperative. Joint Venture Company to the general personnel shall be based on the relevant stipulations and shall be discussed and decided by the Board of Directors.

The employment, remuneration, social insurance, welfare benefits, travel allowance, and overseas allowances of the management personnel of the rank of department manager and above, shall be submitted by the General Manager to the Board of Director for discussion and approval. The salary and benefit level of other management personnel of the Cooperative Joint Venture Company shall be set by the General Manager after consultation with the Deputy General Managers and shall be reported by the General Manager to the Board of Directors and to the extent required to the department concerned.

                                   ARTICLE 44

Provisions relating to the employment, dismissal, resignation, remuneration, welfare benefits, rewards, discipline, punishments, labor insurance and labor discipline of the staff and workers of the Cooperative Joint Venture Company shall be specified in a labor contract to be entered into by and between the Cooperative Joint Venture Company and each individual staff member and worker of the Cooperative Joint Venture Company.

After each labor contract is signed, it shall be filed with the Hechi Labor Management Department. Matters relating to labor management shall be reported to the Hechi Labor Department to the extent required under relevant regulations.

                                   ARTICLE 45

In accordance with guidelines set forth by the Board of Directors, the General Manager, in consultation with the Deputy General Managers, shall have the right to take disciplinary action against staff and workers by giving warning, recording a demerit or reducing salaries or wages. Staff and workers who have committed serious offenses may be dismissed. Dismissal of any staff member or worker shall be reported to the local labor department. Dismissal of departmental managers shall be in accordance with these provisions.

                                  CHAPTER XII
                            TRADE UNION ORGANIZATION

                                   ARTICLE 46

The Cooperative Joint Venture Company shall establish a trade union organization in accordance with the Trade Union Law of the People' s Republic of China. The activities of the trade union organization shall be carried out outside of normal working hours.

                                  CHAPTER XIII
                               DURING LIQUIDATION

                                   ARTICLE 47

The term of the Cooperative Joint Venture Company shall commence on the date of issuance of its business license (the "ESTABLISHMENT DATE" ) and shall terminate on the date which is thirty (30) years from the Establishment Date, provided, however, that unless one of the parties notify the other Party in writing within one hundred and eighty (180) days of the expiration of the term that the notifying parties do not wish for the term of the Cooperative Joint Venture Company to be extended, the term shall be automatically extended for consecutive ten (10) year terms upon approval of such extension by the original examination and approval authority; provided further that the Cooperative Joint Venture Company may be earlier terminated in any of the following events:

i) if the Parties to the Cooperative Joint Venture Company unanimously agree to terminate the Cooperative Joint Venture Company; or

ii) In the event of a material breach by a party (the "DEFAULTING PARTY" ) in the performance of its obligations under the Contract, where within ninety (90) days of having become aware of the breach, the non-defaulting Party agrees to terminate the Joint Venture Contract and gives written notice thereof to the Defaulting Party.

Upon termination, the assets of the Cooperative Joint Venture Company shall immediately be liquidated pursuant to Article 48.

                                   ARTICLE 48

Within thirty (30) days of an agreement or notification to termination the Cooperative Joint Venture Company under Article 47 hereof, or the date upon which the tern of the Cooperative Joint Venture Company expires without extension, the Board of Directors shall establish a liquidation committee comprised of two (2) persons representing Party A, two (2) persons representing Party B. Within ninety (90) days of its establishment, the liquidation committee shall submit to the Chairman of the Board of Directors a liquidation report that shall contain:

i) a written inventory of the properties (including personal property and real property), creditors rights and debts of the Cooperative Joint Venture Company, which shall set forth the basis for evaluation of the properties;

ii)      a balance sheet of the Cooperative Joint Venture Company.

The Board of Directors shall, based upon the report of the liquidation committee, approve the liquidation of the Cooperative Joint Venture Company within twenty (20) days of the submission of the liquidation committee' s liquidation report to the Chairman of the Board, and shall authorize the liquidation committee to proceed immediately with the liquidation. In the event that the Board of Directors fails or is unable to (i) establish a liquidation committee; or (ii) resolve to approve the liquidation of the Cooperative Joint Venture Company, then the matter of liquidation of the Cooperative Joint Venture Company shall be deemed a dispute under the Contract and shall be referred by any Party to arbitration pursuant to Article 59 of the Cooperative Joint Venture Contract, in which case, the arbitrators shall decide to establish a liquidation committee and resolve on the liquidation of the Cooperative Joint Venture Company as would the Board of Directors pursuant to the procedures set forth in this Article.

The liquidation plan shall provide for the sale of the assets of the Cooperative Joint Venture Company as expeditiously as possible either within or outside the People' s Republic of China at prices which are determined at the sole discretion of the liquidation committee to reflect the fair market value of said property; provided, however, that the liquidation committee shall maximize foreign exchange proceeds from the sale of said property and shall sell said property outside of the People' s Republic of China if foreign exchange proceeds can, by that means, be maximized so long as the price obtained outside of the People's Republic of China is no less than that which may be obtained within the People' s Republic of China. Party A shall have a first right of refusal to purchase all or a part of said assets on the terms offered by the liquidation committee. The proceeds of liquidation shall be used first to pay off all debts of the Cooperative Joint Venture Company, including but not limited to taxes and government imposed levies and fees.

In the event the assets of the Cooperative Joint Venture Company are liquidated, to the extent it is necessary to calculate the proceeds of liquidation in U.S. Dollars, the exchange rate quoted by the State Administration of Exchange Control of the People' s Republic of China on the date such proceeds are paid to the Parties shall be used.

Party A shall have a right of first refusal to purchase the assets of the Cooperative Joint Venture Company on terms (including but not limited to price, currency of payment, and time of payment) no less favorable than those offered by any third party or parties.

                                   ARTICLE 49

During the liquidation period, the liquidation committee shall represent the Cooperative Joint Venture Company in bringing or responding to legal proceedings.

                                   ARTICLE 50

Liquidation expenses and remuneration for members of the liquidation committee shall be paid with priority out of the existing assets of the Cooperative Joint Venture Company.

                                   ARTICLE 51

After the completion of liquidation the liquidation committee shall submit to the report to the original examination and approval authority and go through procedures for the cancellation of registration with the Hechi Administration for Industry and Commerce, return the business license and make a public announcement of the liquidation of the Cooperative Joint Venture Company at the same time.

                                  CHAPTER XIV
                            MISCELLANEOUS PROVISIONS

                                   ARTICLE 52

Any amendment of these Articles of Association shall require the unanimous resolution by the Board of Directors and submission to the original examination and approval authority for approval.

                                   ARTICLE 53

These Articles of Association have been written in both Chinese and English languages. Both language texts shall be equally effective.

                                   ARTICLE 54

These Articles of Association shall become effective on the date they are approved by the relevant examination and approval authority of the Heichi People's Government. The same applies to amendments.

These Articles of Association are executed by the duly authorized representatives of Party A and Party B, in [ ] on this [ ] day of [ ], 2000.

HECHI INDUSTRIAL CO. LTD.                 BIOGAN INTERNATIONAL INC.

BY: /S/ KUANG YIHUAI                      BY: /S/ GILLES LAVERDIERE

NAME: Kuang Yihuai                        NAME: Gilles LaVerdiere

Title: President                          Title: President